

15 June 2017

Global Banking and Markets

Investor Update 2017

HSBC

Important notice and forward-looking statements

Important notice

The information set out in this presentation and subsequent discussion does not constitute a public offer for the purposes of any applicable law or an offer to sell or solicitation of any offer to purchase any securities or other financial instruments or any recommendation in respect of such securities or instruments.

Forward-looking statements

This presentation and subsequent discussion may contain projections, estimates, forecasts, targets, opinions, prospects, results, returns and forward-looking statements with respect to the financial condition, results of operations, capital position and business of HSBC Holdings plc (the "Group") (together, "forward-looking statements"). Any such forward-looking statements are not a reliable indicator of future performance, as they may involve significant assumptions and subjective judgements which may or may not prove to be correct and there can be no assurance that any of the matters set out in forward-looking statements are attainable, will actually occur or will be realised or are complete or accurate. Forward-looking statements are statements about the future and are inherently uncertain and generally based on stated or implied assumptions. The assumptions may prove to be incorrect and involve known and unknown risks, uncertainties, contingencies and other important factors, many of which are outside the control of the Group. Actual achievements, results, performance or other future events or conditions may differ materially from those stated, implied and/or reflected in any forward-looking statements due to a variety of risks, uncertainties and other factors (including without limitation those which are referable to general market conditions or regulatory changes). There can be no assurance that any of the matters set out in forward-looking statements are attainable, will actually occur or will be realised or are complete or accurate. Certain of the definitions, assumptions and judgements upon which forward-looking statements contained herein are based are discussed under "Basis of Preparation" within this document. A variety of additional risks and uncertainties that could cause actual results to differ materially from those expected or anticipated, including those that are described in the Group's Annual Report on Form 20-F for the year ended 31 December 2016 filed with the US Securities and Exchange Commission and other reports and filings of the Group, including under the headings 'Top and Emerging Risks' and 'Risk Factors' and in Note 35 (Legal proceedings and regulatory matters) and other notes to the financial statements included therein. Any such forward-looking statements are based on the beliefs, expectations and opinions of the Group at the date the statements are made, and the Group does not assume, and hereby disclaims, any obligation or duty to update them if circumstances or management's beliefs, expectations or opinions should change. For these reasons, recipients should not place reliance on, and are cautioned about relying on, any forward-looking statements.

Non-GAAP Financial Information

This presentation contains non-GAAP financial information. The primary non-GAAP financial measure we use is 'adjusted performance' which is computed by adjusting reported results for the period-on-period effects of foreign currency translation differences and significant items which distort period-on-period comparisons. Significant items are those items which management and investors would ordinarily identify and consider separately when assessing performance in order to better understand the underlying trends in the business. Reconciliations between non-GAAP financial measurements and the most directly comparable measures under GAAP are provided in the HSBC Holdings plc Annual Report and Accounts 2016 and the 'Reconciliations of Non-GAAP Financial Measures' document, both of which are available at www.hsbc.com. Note, however, that the global businesses are considered our reportable segments under IFRS 8 and their results are assessed by the chief operating decision maker on the basis of adjusted performance. We therefore present these results on an adjusted basis as required by IFRS. Reconciliations from reported to adjusted results by global business are presented for information purposes only.

Agenda for the day

		Session	Time	Presenters
Introduction			**9:35AM – 9:40AM**	Samir Assaf and Gerard Mattia
1	Industry and Global Banking & Markets overview		**9:40AM – 10:00AM**	Samir Assaf and Gerard Mattia
2	GB&M clients and businesses		**10:00AM – 10:20AM**	Business Heads: Robin Phillips, Matthew Westerman Diane Reyes, Thibaut De Roux, and Cian Burke
2	Break		**10:20AM – 10:40AM**	
2	GB&M clients and businesses		**10:40AM – 11:00AM**	Business Heads: Robin Phillips, Matthew Westerman Diane Reyes, Thibaut De Roux, and Cian Burke
3	Outlook		**11:00AM – 11:20AM**	Samir Assaf and Gerard Mattia
Q&A			**11:20AM – 11:45PM**	Samir Assaf and Gerard Mattia
Lunch			**11:45PM – 1:00PM**	
Appendix				

Progress since June 2015 Investor Update

Major Strategic actions	Outcome by 2017	Progress so far
Actions to return to Group target profitability		
Reduce RWAs	▪ GB&M[1] - gross reduction US$100bn[2] and net reduction US$64bn ▪ Legacy - gross US$40bn reduction	▪ GB&M - US$99bn gross reduction and net US$56bn as of 1Q17 ▪ Legacy - US$23bn gross reduction as of 1Q17[3]
Keep costs flat	▪ US$1.1bn in run rate savings	▪ c.US$500m run rate savings by end 2016 ▪ On track to deliver US$1.1bn in run rate savings by end 2017
Revenue growth	▪ Mid-single digit revenue growth from 2014 to 2017 CAGR	▪ 5% CAGR from 2014 to 2016
RoRWA	▪ 2.5% RoRWA[4]	▪ 1Q17 RoRWA of 2.3%

1. Previously defined as Client Facing GB&M in 2015 Investor Update
2. June 2015 Investor update gross reduction of US$140bn updated to US$100bn and net reduction of US$130bn updated to US$64bn as legacy credit has moved to Corporate Centre, re-segmentation and adjusted at 1Q17 FX rate
3. Legacy now reported in Corporate Centre
4. Certain internal costs with the Group are now allocated to Global Businesses, notably the cost of MREL debt and Corporate Centre costs. The RoRWA including these allocations would be 2.2%

Distinctive business model

Distinctive GB&M business model

- Client-base with equal mix of corporates and financial institutions
- Diversified and broad wholesale product offering
- Diversified global footprint geared to growth markets

Greater revenue predictability given relatively low volatility

Historical growth outperforming the peer group

Re-affirming investor commitments

Revenue	Mid single digit growth
Operating Costs	Positive adjusted Jaws
Capital	Further US$20bn+ RWA reduction[1]
Returns	**RoRWA > 2.5%[2]**

1. Gross RWA reduction
2. Certain internal costs with the Group are now allocated to Global Businesses, notably the cost of MREL debt and Corporate Centre costs. The RoRWA including these allocations would be 2.2%

Agenda for the day

Introduction		9:35AM – 9:40AM
1	**Industry and Global Banking & Markets overview**	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

Presenters



Samir Assaf
Chief Executive Officer
Global Banking & Markets



Gerard Mattia
Chief Finance Officer
Global Banking & Markets

Banking industry wholesale revenues forecast to grow with improving returns

Banking Industry wholesale Revenue[1]

2014-20F, US$bn


+3% CAGR
740
730
755
2014
2015
2016
2020F

Banking Industry wholesale RoE[2]

2014-16, %


10%
10%
11%
2014
2015
2016

Source: Oliver Wyman analysis

1. Revenue pools include FICC and Equities Sales & Trading revenues, Investment Banking, Transaction Banking, Security Services and Lending. Client scope includes all Corporate clients >$500m turnover, Institutional and public Sector clients. Excludes fines and non-core businesses, write downs, CVA and DVA charges
2. Return on equity is shown post-tax (32% tax rate assumed)

Regulatory changes – post-crisis policies near finalisation

Regulatory change outlook

Capital and liquidity	▪ Net Stable Funding Ratio (NSFR) ▪ Fundamental Review of the Trading Book (FRTB) ▪ Standardised Approach to Counterparty Credit Risk (SACCR) ▪ IFRS 9
Structural Reform and Resolution	▪ UK ring-fencing - 2019 ▪ Brexit - 2019 ▪ Dodd-Frank/Volcker – under review ▪ Recovery & Resolution ▪ Minimum Requirement for own funds and Eligible Liabilities (MREL)
Execution and clearing	▪ Execution and clearing regulations[1] – largely embedded ▪ Trade reporting regulations[2] – largely embedded ▪ Margin requirements for uncleared derivatives – phase-in

1. Markets in Financial Investments - MiFID II, European Markets Infrastructure Regulation and Dodd-Frank
2. Markets in Financial Investments - MiFID II

GB&M represents circa one third of HSBC Group

Revenue[1]

2016 – US$


30%
GB&M
14.9bn

Operating Costs[1]

2016 – US$


29%
GB&M
8.9bn

LICs[1]

2016 – US$


17%
GB&M
0.5bn

Profit Before Tax[1]

2016 – US$


29%
GB&M
5.6bn

RWAs

2016 – US$


35%
GB&M
300bn

External Assets[2]

2016 – US$


31%
GB&M
663bn

Further asset break-down provided in Appendix

Group excl. GB&M GB&M

Note: Numbers may not add up due to rounding
1. On an adjusted basis as disclosed in the HSBC Holdings plc Annual Report and Accounts 2016
2. GB&M External assets after derivative netting. For further details see appendix

GB&M is focused where it has sustainable competitive advantages

HSBC GB&M focus areas

Global Markets[1]

2016 – US$


c.90%
Industry Revenue Pool c.130bn
c.10%

Global Liquidity & Cash Management[2]

2016 – US$


c.90%
Industry Revenue Pool c.228bn[3]
c.10%

Financing & Advisory[4]

2016 – US$


c.50%
Industry Revenue Pool c.75bn
c.50%

Securities Services[5]

2016 – US$


c.50%
Industry AUC c.156tn
c.50%

1. Source: Coalition. Peer group: Bank of America Merrill Lynch, Barclays, BNPP, Citi, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, Société Générale and UBS. Coalition results are based upon HSBC's product taxonomy and include all Institutional clients and Corporates with a turnover of greater than US$1.5bn. HSBC GB&M focus areas refers to Global revenues ex Japan, ex America Cash Equities and Core Prime Brokerage and ex Australia and New Zealand Equities
2. Source: Oliver Wyman 2016 analysis. HSBC GB&M focus areas refers to Europe, Americas (Canada, US, Mexico, Argentina, Chile and Uruguay), Asia and MENA, excludes Africa
3. Source: Oliver Wyman; Total market refers to 2016 revenues including Payments, Receivables / Collections, Commercial Cards, Interest income, Liquidity Management and Account Management. Does not include payments linked FX
4. Source: Dealogic Global IB Adjusted Fee League tables 2016; HSBC GB&M focus areas exclude: M&A - fees originating from US, Japan & Australia; ECM - US, Japan, Australia, Canada & China A Shares; DCM - Japan & Chinese Onshore; LOAN - US & Japan
5. Source: EY and internal HSBC analysis 2016; HSBC GB&M focus areas refer to global AuC excluding US domestic market and Africa

Sustainable competitive advantages generating historically stable and recurring revenues

Group Advantages

Balance Sheet Strength

Strong capital position, highly liquid and highly rated

Universal Banking Model

Four global businesses

International Network

International network covers >90% of global trade and capital flows

+

GB&M Advantages

1 Clients[1]

Client-base with equal mix of corporates and financial institutions

2 Products[2]

Diversified and broad wholesale product offering

3 Geographies[2]

Diversified footprint geared to growth markets

GB&M revenue, 2014–16 average


c.50%
c.25%
c.10%
c.10%
c.5%
Banks & Insurers
Asset Managers
Hedge Funds & Others
Public Sector
Corporates


8%
26%
16%
11%
19%
2%
5%
13%
Foreign Exchange
Rates & Credit
Equities
Financing & Advisory[3]
Securities Services
Global Liquidity & Cash Management
Global Trade & Receivables Finance
Other[4]


15%
2%
40%
37%
6%
Asia
MENA
Europe
Latin America
North America

Note: Numbers may not add up due to rounding
1. HSBC internal client MI, 2014-16 average
2. On an adjusted basis as disclosed in the HSBC Holdings plc Annual Report and Accounts 2014-16 average excludes Credit and Funding Valuation adjustments
3. As relates to Global Banking in the Management View of Adjusted Revenue in the HSBC Holdings plc Annual Report and Accounts 2016
4. Other includes Principal Investments and Other

Client-base with equal mix of corporates and financial institutions

GB&M client distribution by revenue

2016


Corporates
Financial Institutions
Top 10 CIB[1]
HSBC GB&M[2]
Top 8 Corporate Segments[2]
% of Corporate revenue
Consumer & Retail
Capital Goods & Automotives
Telecoms, Media & Technology
Oil & Gas
Real Estate
Transport & Logistics
Infrastructure
Power & Utilities
Other sectors
Top 8 Financial Institution Segments[2]
% of Financial Institution revenue
Banks
Asset Managers & Pension Funds
Insurance
Hedge Funds
Governments & Public Sector
Securities & Group Finance Companies
Central Banks & Monetary Authorities
Sovereign Wealth & Public Funds
Product Distribution[2]
Foreign Exchange
Equities
Fixed Income
Securities Services
Asset Management
Global Liquidity & Cash Management
Global Trade & Receivables Finance
Financing & Advisory

1. Source: Oliver Wyman analysis based on top 10 Corporate and Investment Bank peer group
2. HSBC internal client MI

1 *Clients*

Distinctive universal model and international network creates revenue synergies

Total revenue synergies by Global Business

Revenue[1] 2016, US$bn



10.5
In-Business[2]
3.5
Cross-Business
7.0
7.8
Group
GB&M enabled

GB&M enabled revenue synergies

US$bn



GB&M clients with GLCM and GTRF
2.7
GB&M clients with RBWM products
0.3
GB&M products with CMB clients
2.1
GB&M products with RBWM clients
1.1
GB&M clients to/from GPB
0.1
In-business synergies
1.6
Total
7.8

GB&M enabled revenue synergies	Definition
GB&M clients with GLCM and GTRF	▪ Global Liquidity and Cash Management [3] ▪ Global Trade and Receivables Finance
GB&M clients with RBWM products	▪ Asset Management from RBWM
GB&M products with CMB clients	▪ FX, derivatives and capital financing from GB&M
GB&M products with RBWM clients	▪ Global Markets products from GB&M
GB&M clients to/from GPB	▪ Client referrals from GB&M ▪ Global Markets and Global Banking products to GPB

Note: Numbers may not add due to rounding
1. Cross-business synergies are presented as gross revenue and do not reflect any revenue sharing arrangement between Global Businesses
2. In-business synergies include separately managed operations that are reported within a global business line
3. GLCM is now managed under GB&M. The GB&M portion is included as a revenue synergy to be consistent with the treatment of GTRF

Broad wholesale product suite helps enable deep client relationships

Product building blocks



Financing & Advisory[1] (ex. Lending)
Rates & Credit
Securities Services
Equities
Lending
Trade & Receivables Finance
Foreign Exchange
Liquidity & Cash Management

Client revenue multiplier by number of products[2]

2016, # of products



>10x
c.4x
1x
<4
4-6
>6

	<4	4-6	>6
Client distribution per number of products	c.35%	c.40%	c.25%
Change in number of clients 2014-16 CAGR (%)	c.-6%	c.+3%	c.+8%

1. Includes Debt Capital Markets, Mergers & Acquisitions, Equity Capital Markets, Infrastructure & Real Estate and Structured Finance
2. HSBC internal client MI

Diversified product offering distinct from our peers

Revenue split by Products against peers

2016

Transaction Banking
- Global Liquidity & Cash Management
- Securities Services
- Global Trade & Receivables Finance

Financing & Advisory
- Lending
- Advisory & Origination

Global Markets
- Foreign Exchange
- Rates] Fixed Income
- Credit] Fixed Income
- Equities


28%
26%
19%
20%
7%
46%
22%
27%
51%
3%
29%
66%
Transaction Banking
Financing & Advisory
Foreign Exchange4
Fixed Income 4,5
Equities
Other
HSBC GB&M1
Universal Banks Average2
Investment Banks Average3

1. HSBC Management View of Adjusted Revenue as reported in the 2016 HSBC Holdings plc Annual Report and Accounts
2. Universal banks comprise JP Morgan, Citi (excluding private bank), Bank of America, Deutsche Bank, Barclays, BNPP and Societe Generale. Dec16 spot rate was used to translate European peers results to US$
3. Investment banks comprise Goldman Sachs, Morgan Stanley, Credit Suisse and UBS. Dec16 spot rate was used to translate European peers results to US$
4. Foreign Exchange and Fixed Income split based on Coalition analysis. Peer group: Bank of America Merrill Lynch, Barclays, BNPP, Citi, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, Société Générale and UBS. Coalition results are based upon HSBC's product taxonomy and include all Institutional clients and Corporates with a turnover of greater than US$1.5bn
5. Fixed Income includes revenue from Rates and Credit

Source for Universal Banks and Investment Banks: Peers Annual Reports and Accounts. Total Operating Income (TOI) where available or Net Operating Income where TOI not available

2 *Products*

Focused strategy has resulted in a top 5 market positions driving c.70% of revenue

GB&M: revenue[1] by product by market rank

%



c.70% of adjusted revenue
100%
c.50%
c.20%
c.20%
c.10%
2016
Top 3
Top 5
Top 10
Outside Top 10
No market share available[2]

Example Top 3 and Top 5 positions

Globally Top 3	#1 GTRF #2 Foreign Exchange #3 GLCM
Asia ex Japan Top 3	#1 DCM, GLCM, GTRF & Securities Services #2 Foreign Exchange, Rates #3 Syndicated Loans
EMEA Top 3	#1 DCM, GLCM & GTRF #2 Foreign Exchange
Americas Top 5	#4 Foreign Exchange

Note: Figures may not add due to rounding

1. HSBC Management View of Adjusted Revenue as reported in the 2016 HSBC Holdings plc Annual Report and Accounts
2. Includes Principal Investments, Credit and Funding Valuation Adjustments and Other

Sources:

- FX, Rates, Credit and Equities – Coalition FY16. Peer group: Bank of America Merrill Lynch, Barclays, BNPP, Citi, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, Société Générale and UBS. Coalition results are based upon HSBC's product taxonomy and include all Institutional clients and Corporates with a turnover of greater than US$1.5bn
- M&A, ECM, DCM and Lending – Dealogic Global IB Adjusted Fee League tables 2016
- GLCM and GTRF – Oliver Wyman 2016
- HSS – Europe: EY 2016, based on AUC and AUA. Asia: EY 2016 analysis, MENA: The Asset Triple A Asset Servicing Awards 2016 - Best Custody Specialist Award & Best Subcustodian. Global Investor - ISF MENA Awards 2016 - Regional Fund Administrator of the Year

Distinctive network enables us to serve the largest global clients

GB&M client revenue by number of countries/regions

2016, %


c.10%
c.15%
c.25%
c.50%
3 or fewer countries in 1 Region
4 or more countries in 1 region or booking in 2 regions
3 regions
4 or more
Accessible to local banks
Accessible to regional banks
Accessible to international banks
Accessible to GLOBAL banks

Source: HSBC internal client MI

3 *Geographies*

More than half of GB&M revenue is cross-border

Cross-border client revenue along major corridors

% of Global GB&M cross-border revenue, 2016



Outbound total = 100%
Inbound total = 100%
Cross-border
In-country
2016
c.30%
c.10%
North America
c.35%
c.35%
Europe
c.25%
c.40%
Asia
c.5%
c.10%
MENA
c.5%
c.5%
Latin America

Source: HSBC internal client MI

Geographic footprint geared towards faster growing markets


% CAGR %
Global GDP[1]
US$tn
Global trade[2]
US$tn
GB&M Revenue[3]
US$bn
70
160
Europe
26%
22%
5%
North America
29%
23%
5%
Latin America
7%
7%
6%
MENA
4%
5%
8%
Asia
34%
41%
8%
2016
2030
29
69
38%
35%
6%
15%
12%
5%
7%
6%
6%
6%
8%
8%
34%
39%
7%
2016
2030
15
37%
15%
3%
7%
38%
2016

Sources:
1. Nominal GDP growth; Source: Global Insights. Note: Excludes Commonwealth of Independent States and Sub-Saharan Africa
2. Merchandise imports plus exports; Source: Global Insights. Note: Excludes Commonwealth of Independent States and Sub-Saharan Africa
3. As disclosed in the 2016 HSBC GB&M Factbook

Historically stable and recurring revenue with low volatility

Quarterly GB&M Revenue[1]

c.30% Revenue

- Equities
- M&A
- Rates & Credit
- ECM
- Principal Investments
- Other Revenue

c.70% Revenue

- FX
- Lending
- DCM
- Global Liquidity & Cash Management
- Global Trade & Receivables Finance
- Securities Services


Event driven & cyclical, including Credit and Funding Valuation adjustments
Stable & recurring
Total Revenue excluding Credit and Funding Valuation adjustments
Total GB&M revenue quarterly average
Stable GB&M revenue quarterly average
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q 17
2014
2015
2016

1. GB&M Adjusted Revenue, translated at 1Q17 FX rates, post-Corporate Centre resegmentation

Source: HSBC Management View of Adjusted Revenue as reported in the 2014-2016 HSBC Holdings plc Annual Report and Accounts

Historically predictable revenue driven by relatively low volatility

1Q14 – 1Q17 Quarterly volatility peer comparison[1,2]


%
GB&M Peer revenue equivalent quarterly volatility (1Q14-1Q17)
17
16
15
14
13
12
11
10
9
8
7
25
30
35
40
45
50
55
100
Average
Average
Low Volatility – Low Share of Group
HSBC ex CFV
GB&M Peer revenue equivalent % of Total Group revenue (2016)
US Universal Banks3
US Investment Banks3
EU Investment Banks3
EU Universal Banks3
HSBC4
HSBC exc. CFV adj. 5
Volatility based on adjusted revenue
Volatility based on adjusted revenue excluding CFV if disclosed

1. Volatility: calculated as standard deviation of the total operating income over the mean of the period (13 consecutive quarters from 1Q14 to 1Q17)
2. Revenue based on disclosed total operating income. Net operating income used where total operating income not available
3. US Universal Banks comprise: JP Morgan, Citi (excluding private bank) and Bank of America. US Investment Banks comprise: Goldman Sachs and Morgan Stanley. EU Universal Banks comprise: Barclays, Deutsche Bank, BNPP and Societe Generale. EU Investment Banks comprise Credit Suisse and UBS
4. HSBC revenues on an adjusted basis as disclosed in the HSBC Holdings plc Annual Report and Accounts 2016
5. HSBC revenues on an adjusted basis as disclosed in the HSBC Holdings plc Annual Report and Accounts 2016. Excluding Credit and Funding Valuation adjustments (CFV adjustments)

Significantly outperforming our peer group historical growth

Peer Revenue Growth Comparison[1]

Growth CAGR 2014-16, %


4.8%
1.3%
0.6%
-3.3%
-7.8%
Peer average: -0.8%
EU Investment Banks²
US Investment Banks²
US Universal Banks²
EU Universal Banks²
HSBC GB&M³

HSBC Market Share

Corporate & Investment Banking[4], %


+120bps
6.3
7.1
7.5
2014
2015
2016

Main drivers of growth

- Global Markets – Fixed Income, Europe
- Global Liquidity & Cash Management
- Financing & Advisory[5]

1. Source: Peers' annual report accounts, HSBC analysis, wholesale division only
2. US Universal banks comprise: JP Morgan, Citi (excluding private bank) and Bank of America. US Investment Banks comprise: Goldman Sachs and Morgan Stanley. EU Universal Banks comprise: Barclays, Deutsche Bank, BNPP and Societe Generale. EU Investment Banks comprise Credit Suisse and UBS
   Net operating income used where total operating income not available
3. HSBC GB&M revenues on an adjusted basis as disclosed in the HSBC Holdings plc Annual Report and Accounts 2016
4. Source: Coalition. Peer group: Bank of America Merrill Lynch, Barclays, BNPP, Citi, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, Société Générale and UBS. Coalition results are based upon HSBC's product taxonomy and include all Institutional clients and Corporates with a turnover of greater than US$1.5bn
5. As relates to Global Banking in the Management View of Adjusted Revenue in the HSBC Holdings plc Annual Report and Accounts 2016

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	**GB&M clients and businesses**	**10:00AM – 10:20AM**
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

Presenters



Robin Phillips
Co-Head of
Global Banking



Matthew Westerman
Co-Head of
Global Banking



Diane Reyes
Global Head of Global
Liquidity & Cash Management



Thibaut De Roux
Global Head of
Markets



Cian Burke
Global Head of
HSBC Securities Services

GB&M has a client centric coverage model allowing us to serve our clients with more products in more countries

Single point of delivery for all Group products


Other Businesses Products
GB&M Products
Global Trade & Receivables Finance[2]
Asset Management[3]
Collaboration
Securities Services
Financing & Advisory
Global Relationship Banker
Client
Lending
Global Markets
Global Liquidity & Cash Management

Global Relationship Bankers are the focal point of client relationships – delivering all of HSBC's products

Client revenue multiplier by number of products[1]

2016, # of products


<4
4-6
>6

Clients' global networks supported by multinational Relationship Managers in each location

GB&M client revenue by number of countries /regions[1]

2016, %


3 or fewer countries in 1 Region
4 or more countries in 1 region or booking in 2 regions
3 regions
4 or more

1. HSBC internal client MI
2. Managed by Commercial Banking (CMB)
3. Managed by Retail Banking and Wealth Management (RBWM)

Client coverage

GB&M clients are large multinational corporates and institutions

Client profile		Customer threshold[1] US$	# of clients[2]
Financial Institutions	Global Banking & Markets	All Financial Institutions	c.2k
Multinational Corporates	Global Banking & Markets	>US$5bn turnover[1]	c.2k
Large Corporates, Mid-Market and SME	Commercial Banking	< US$5bn turnover[1]	c.1.6m
Retail and Wealth Customers	Global Private Bank	> US$3-5m assets	c.36m
	Retail Banking & Wealth Management	< US$3-5m assets	

1. Global average. Approximate thresholds, differs by country
2. GB&M based on client master groups, RBWM is based on individual clients, CMB is an amalgamation of client master groups and Individual clients. Figures as of December 2016

GB&M has a disciplined approach to capital allocation

Capital allocation approach

Guided by overall GB&M required return and assessed at deal, client level

Deal-by-deal reviews of new capital commitments against hurdle rates

+

Client-by-client returns reviewed against hurdle rates

+

Disciplined tracking of deal related revenues

Ensuring that every dollar of committed capital is tracked

Track record

Revenue[1], US$bn


+4% CAGR
2014
2016

Financing & Advisory[1] RWAs US$bn


c.-45bn[2]
2014
2016

Industry Awards

Euromoney Awards for Excellence 2016

- World's Best Investment Bank
- World's Best Bank For Corporates
- Asia's Best Bank For Financing

The Banker Investment Banking Awards 2016

- Most innovative investment bank from Western Europe
- Most innovative investment bank for bonds
- Most innovative investment bank for emerging markets

1. Relates to Global Banking as referenced in the HBSC Holdings plc Annual Report and Accounts 2016. Revenues are on an adjusted basis
2. Gross RWA reductions from December 2014 to December 2016. As presented at June 2015 Investor day FX rate

Universal banking model enables us to provide solutions throughout the client lifecycle

Positioned to bank the client throughout its lifecycle, from basic banking services through to international cash management and capital markets solutions

Case study 1 CHEMCHINA

2005
- Became a client
- Provided cash management, credit & lending, forex, trade through 10+ countries
- Senior level coverage from Chemicals sector team

2015
- Transfer to GB&M
- Banking relationship extended to 20+ countries
- Provided financing for Pirelli acquisition

2016
- Acted as lead financial adviser on the Syngenta acquisition
- Sole global coordinator and sole underwriter of acquisition financing

2017
- Led several financing transactions and bond offerings

Case study 2 TMF GROUP

2006
- Became a client
- Provided WC and settlement lines

2008
- Supported buy-out by Doughty Hanson

2011
- Led refinancing

2012
- Became facility agent; mandated on bond offering

2014
- Opened global cash pool across 30+ countries

2016
- Co-Led refinancing

2017
- TMF appointed advisers to assist the Board with assessing strategic and financial options

Growth opportunity in Asia and Americas and well positioned in Europe despite ring-fencing and Brexit

	Trends	Initiatives
		Unrivalled position in Asia
Asia	▪ **Macro** – Strong GDP and trade growth ▪ **Infrastructure** – Infrastructure investment (e.g. Belt & Road Initiative) ▪ **RMB** – Continued internationalisation	▪ **Pivot to Asia** – continue re-deployment of resources and investment ▪ **Belt and Road Initiative** – capture opportunities in 44 BRI countries within HSBC footprint ▪ **RMB** – maintain **market leading** position ▪ **Pearl River Delta** – continue expansion into Pearl River Delta, China Securities JV
		Strong UK, Continental Europe & Middle East
Europe, Middle East and North Africa	▪ **Ring Fencing** – UK ring-fencing of retail operations ▪ **Brexit** – EU business to be conducted from within the EU27 ▪ **Gulf** – GCC accessing the international capital markets	▪ **UK** – Implement ring-fencing ▪ **Continental Europe** – HSBC France as the hub to win business post-Brexit ▪ **MENA** – support Gulf countries to diversify their economies beyond oil and gas
		Full bank presence in US, Canada and Mexico
North America and Latin America	▪ **Macro** – US$ rate rises and GDP growth across North America Free Trade Agreement (NAFTA) ▪ **Trade** – NAFTA renegotiation ▪ **US outbound** – continued US international expansion	▪ **US outbound and inbound** – continue growth in serving US clients in Asia and Europe and MENA ▪ **Canada** – capture opportunities from investment ▪ **Mexico** – continue progress on turnaround ▪ **LATAM** – Brazil new bank license to serve multinationals

Historically stable revenue growth and market share gains

DCM, ECM, Advisory, IRG, Credit and Equity financing revenue growth[1]

Revenue, US$bn


+6% CAGR
2014
2016

With positive momentum in a number of strategic areas[2]

Technology client revenues

MENA client revenues


+6% CAGR
+9% CAGR
2014
2016

With market share gains in key products[3,4,5]

Product	Achievement
Global DCM	Best ever rank
China outbound M&A	Best rank since 2003, Highest market share since 2010
EMEA leveraged loans	Highest market share, Best ever rank
EMEA M&A	Best rank since 2009
Asia ex JP/AU loans	Best rank since 2006
Global and Asia ex JP/AU G3 issuance	Best rank (equalled 2014) and Maintaining #1 position
Asia Pacific loans	Best rank since 2005
Foreign issuers in US	Highest market share, best ever rank
Emerging markets cross border M&A	Best ever rank

1. Includes certain products in Global Banking before revenue sharing agreements with Global Markets and other businesses. Figures exclude Credit and Lending
2. HSBC internal client MI
3. Source: Dealogic, based on Volumes
4. HSBC rank and % share is yoy as at 31st December 2016
5. Data comparison from 1995 onwards

Financing and Advisory - Outlook

Well placed to continue to grow share of client event wallet

Industry revenue forecast[1]

US$bn



+3% CAGR
2016
2020F

Trends

- Continued growth in Asia
- Fragmentation in European capital markets (eg Brexit)
- Growth in infrastructure development opportunities
- Shift from international trade growth to intra-regional growth
- Growth in sponsor activity

Initiatives

1 Regions

- **Asia:** Maintain leadership
  - Grow assets in the Pearl River Delta
  - Retain leadership in Investment Banking revenues in Hong Kong
  - Invest in ASEAN to grow market share and improve returns
  - Capitalise on the Belt and Road Initiative
- Be the leading international bank in key network markets (e.g. Korea, Japan etc.)
- **North America:** Capitalise on international trade flows, both into and out of North America
- **EMEA:** Invest in key growth areas
  - Well placed to continue to serve clients post-Brexit
  - Improve returns across Europe
  - Retain leadership position in MENA

2 Products

- **Loans:** Top 3 market share in target markets in Europe and Asia with increased share in Americas
  - Grow market share with global financial sponsors
- **DCM:** Top 5 globally
  - Increase sales of derivatives solutions
- **M&A:** Leading China outbound advisory
  - Maintain focused teams in each hub to service clients across the Group
- **ECM:** Achieve top 3 position in Hong Kong and ASEAN
  - Continued growth in EMEA market share
  - Targeted growth in Americas
  - Full service but focused teams in each hub to service clients across the Group

3 Sectors

- Continued focus on building out our market shares on sector by sector basis, including for example:
  - **FIG**: leverage extensive Financial Institution client base to grow revenues
  - **Financial sponsors**: Grow market share of large scale financings and associated event fees
  - **Technology**: Continued investment in deepening market share across event and transaction banking

1. Source: BCG Analysis. Investment banking revenue forecast

Progress in Sectors
Case study: Global Chemicals sectors

Acquisition financing

Apr 2017 – Platform Specialty Products Corporation
EUR0.7bn & US$1.2bn
Refinancing of Acquisition Term Loans
Bookrunner/Joint Lead Arranger/ Left-Lead Arranger

Apr 2017 – NOVA Chemicals
US$2.1bn
Acquisition bridge financing
Sole initial bridge provider

Feb 2017 – The Carlyle Group / Atotech
US$2.1bn
Acquisition facilities for The Carlyle Group's acquisition of Atotech
Joint Lead Arranger/Joint Bookrunner

Sep 2016 – Bayer
US$56.9bn
Acquisition facilities for the proposed acquisition of Monsanto
Underwriter

Feb 2016 – ChemChina / syngenta
US$20.0bn
Acquisition facility
Global Coordinator and Underwriter

Dec 2015 – Air Liquide / Airgas
US$12.0bn
Bridge loan for the acquisition of Air Gas
Mandated Lead Arranger

Dec 2015 – EQUATE / MEGlobal
US$6.0bn
Bridge loan for the acquisition of MEGlobal
Underwriter, Bookrunner, MLA

Aug 2015 – Solvay / CYTEC
US$5.8bn
Bridge loan for the acquisition of Cytec
Mandated Lead Arranger

Capital markets

Apr 2017 – NOVA Chemicals
US$2.1bn
High yield bonds in relation to Williams Partners olefins facility acquisition
Joint Active Bookrunner

Nov 2016 – Bayer
EUR4.0bn
Mandatory Convertible
Co-Bookrunner

Nov 2016 – Tokween
SAR600m
Rights issue
Adviser/Lead Manager/Underwriter

Oct 2016 – Air Liquide / Airgas
EUR3.3bn
Rights issue
Joint Bookrunner

Oct 2016 – EQUATE / MEGlobal
US$2.25bn
Inaugural bonds offering
Lead Manager and Global Coordinator

Jun and Sep 2016 – Air Liquide / Airgas
EUR3.0bn 5-tranche bond
US$4.5bn 5-tranche bond
Bookrunner

Aug 2015 – Evonik / Air Products Perfor. Materials
EUR1.9bn
3-tranche bond issue
Joint Bookrunner

Nov 2015 – Solvay / CYTEC
US$1.6bn 144A/Reg S Dual Tranche
EUR1.0bn Hybrid bond
Active Joint Bookrunner, Joint Global Coordinator

Advisory

Ongoing – AkzoNobel
Financial Advisor to AkzoNobel in relation to the separation of Specialty Chemicals
Financial Advisor

Jun 2017 – AkzoNobel
EUR26.9bn
Financial Advisor to AkzoNobel in relation to the unsolicited approach from PPG Industries (aborted by PPG)
Financial Advisor

Apr 2017 (Announced) – NOVA Chemicals
US$2.1bn
Acquisition of Williams Partners olefins facility
Sole financial advisor

Feb 2017 (Announced) – Tasnee / Cristal
US$2.2bn
Sale of Cristal's TiO2 businesses to Tronox Ltd in return for cash and a 24% stake
Financial Advisor

Oct 2016 – SGL Group The Carbon Company
EUR350m
Disposal of graphite electrode business of SGL Group to Showa Denko
Joint Financial Advisor

Jun 2016 – Equistone / Coventya
Undisclosed
Sale of Coventya to Silverfleet Capital
Sole Financial Advisor

Feb 2016 – ChemChina / syngenta
US$46.3bn
Recommended public offer for Syngenta AG
Lead Financial Advisor

Dec 2015 – Dow / MEGlobal
US$3.2bn
Sale of Dow's stake in MEGlobal to EQUATE
Sole Financial Advisor

Supported by best in class research team[1]

EXTEL 2017 – EM EMEA Chemicals
#1 Team

EXTEL 2017 – EM EMEA Chemicals
#1 -Sriharsha Pappu

EXTEL 2017 – EM EMEA Chemicals
#3 – Nick Webster

EXTEL 2016 – EM EMEA Chemicals
#2 Team for Continental Europe

1. EXTEL 2016 and 2017 – Emerging EMEA Chemicals /Industrials Rankings

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	**10:20AM – 10:40AM**
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

Global Liquidity and Cash Management – Profile and track record

Historically strong revenue and deposit growth enabled by key deals and recognised by industry awards

Balanced geographical footprint[1]

2016, Revenue %



Americas
Europe
MENA
Asia

Product suite[1]

2016, Revenue %



Others
Net Fee Income
Net Interest Income

Track Record[2]



Revenue, US$bn
+7% CAGR
1.7
2.0
2014
2016
Deposits[3], US$bn
+12% CAGR
c.150
c.190
2014
2016
Total, CMB + GB&M
5.7
6.3
c.450
c.500

Customer Examples

2016

ebay — HSBC assisted eBay invest its surplus cash in a range of investment options, ensuring excess liquidity was optimised, banking fees were reduced, and time was freed to enable the Treasury team to focus on other strategic initiatives.

WPP — Consolidation of banking across the Middle East region to drive greater operational efficiency, economies of scale and optimise liquidity to aid greater working capital management

Facts and Industry Awards[4]

2016

- **4.2bn[5]:** Volume of Payments processed annually
- **US$425tn[5]:** Value of Payments processed annually
- **Client revenue:** Cross-border 76% and In-country 24%[6]

EUROMONEY — Best Global Cash Manager for financial and non-financial institutions (#1) by Euromoney

GREENWICH ASSOCIATES — Recognised by Greenwich Associates as the #1 Cash Management provider for large corporates in Asia

Note: Figures may not add due to rounding
1. As disclosed in Management View of Adjusted Revenue in the HSBC Holdings plc Annual Report and Accounts 2016. Americas include US, Canada and Latin America
2. Revenue included for both CMB and GB&M customers as disclosed in Management View of Adjusted Revenue in the HSBC Holdings plc Annual Report and Accounts 2016
3. Growth in customer deposits partially offset by reductions in non-operational balances. Based on average YE deposits. Total GB&M customer accounts, on an adjusted basis, were US$256bn in 2016 and US$261bn in 2014
4. 2017 Greenwich Associates Survey; Euromoney Cash Management Survey 2016
5. Global Liquidity and Cash Management internal management information
6. HSBC internal client MI

Continue to be leading provider of Liquidity and Cash Management solutions globally for our customers

Industry revenue forecast[1]

US$bn


+5% CAGR
2016
2020F

Trends

- Interest rate rises
- Increasing FDI flows, in particular from Asia to developed markets
- Accelerating innovation from Digitisation and the FinTech revolution
- Fragmented market creates opportunities for global scale players to consolidate and grow market share
- Brexit offers an opportunity to increase market share in Europe

Initiatives

1 Geographies

- Extend proven coverage model to better **penetrate key corridors** (e.g. Asia to US, Europe to US)
- Further **investment in ASEAN and PRD,** in order to retain our #1 Asiamoney Offshore RMB ranking
- Continue to leverage the **GLCM dedicated staff in 52 to countries** to better penetrate opportunities from corporates expanding abroad

2 Clients

- **Grow our stable deposit base**
- **Leverage strong Continental Europe** proposition to maximise post-Brexit opportunities

3 Investments in Digital

- **Maintain and build market leading Global Payment capabilities** through partnership with FinTechs
- **Investment in digital** to deliver step change in client experience, including enhanced self service capabilities

1. Source: BCG Analysis; Payments industry revenue forecast

Trade is pivotal to the value of HSBC's network

GTRF GB&M Track Record

Revenue[1], US$m


693
702
2014
2016

With focus in Asia[2]

2016, Revenue, %


Americas
Europe
MENA
Asia

Global Trade Finance Solution

Case Study


Structured a receivables finance facility in the US with HK
Structured a receivables finance facility in MENA
UK
US
Saudi Arabia
HK
Buyer
Microsoft
HSBC Balance sheet

Key Characteristics

- Enabled Microsoft to extend payment terms whilst mitigating concentration risk on key partners
- HSBC's solution combined use of several booking centres and of credit insurance to maximise efficiency of capital

1. HSBC Management View of Adjusted Revenue as reported in the 2016 HSBC Holdings plc Annual Report and Accounts
2. On an adjusted basis for GB&M customers

Global Markets – Profile and track record

Sustained revenue growth, RWA reduction and market share gains

Delivering solutions, financing, emerging market and network to corporate and institutional clients

Client profile[1]

2016, Revenue %



Corporate
Banks
Insurance
Asset Managers
Retail
Other
Hedge Funds

Product suite[2]

2016, Revenue %



FX
42%
32%
Rates
12%
Credit
15%
Equities

Market position[3]

2016, Revenue %



Asia
EMEA
Americas
FX
Rates
Credit
Equities
Top 3
Top 6
Top 10
11+

Global Markets as a % of group[4]

2016, Revenue %



Equities
FICC[5]
2%
12%
6%
15%
16%
15%
HSBC
Universal Banks
Investment Banks

Track Record

Revenue[2], US$bn



+11% CAGR
5.5
6.1
6.8
2014
2015
2016

RWAs[6]



c.-US$50bn
2014
2015
2016

Market Share[3],%



+130 bps
2014
2015
2016

1. HSBC internal client MI
2. GB&M adjusted revenue based on the 2016 HSBC Holdings plc Annual Report and Accounts. Numbers may not add due to rounding
3. Source: Coalition. Peer group: Bank of America Merrill Lynch, Barclays, BNPP, Citi, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, Société Générale and UBS. Coalition results are based upon HSBC's product taxonomy and include all Institutional clients and Corporates with a turnover of greater than US$1.5bn
4. Based on reported revenue. Universal Banks comprise: JP Morgan, Citi, Bank of America, Barclays, BNPP, Deutsche Bank and Societe Generale. Investment Banks comprise: Goldman Sachs, Morgan Stanley, Credit Suisse and UBS. Dec16 spot rate was used to translate European peers results to US$
5. Comprising Credit, Rates and Foreign Exchange revenue within Global Markets
6. Gross RWA reductions on an adjusted basis

Defined plans to continue growth momentum

Industry revenue forecast[1]

US$bn


+2% CAGR
2016
2020F

Trends

- **Post-crisis regulatory changes** near finalisation except Fundamental Review of Trading Book
- **Re-pricing** of balance sheet and capital commitment
- Increased focus on **client relationships and solutions**
- Polarisation of trading activities between **execution** and **financing / solutions**
- End-to-end **digitalisation** and rise of FinTech
- **Client opportunities** including global trade growth and AUM growth
- **Client challenges** including fees, regulation, industry transformation

Initiatives

1 Client Financing and Solutions opportunities

- Grow higher margin businesses aligned to HSBC strengths
- Credit – leverage our franchise for origination opportunities and build further capabilities in investment grade, high yield, exchange-traded funds, asset backed securities, loans and repo trading
- Financing and Solutions - leverage balance sheet, capital and diverse franchise (CMB, Banks, Insurers, Hedge Funds, Sponsors) to originate, transform and finance pools of assets or risks for redistribution

2 Growth aligned with HSBC's strengths in Emerging Markets

- Delivering market access and notably Asian network
- Growing our greater China best in class offering including RMB, market access and China Securities JV
- Positioned to capture internationalisation of capital markets in the Gulf countries
- Expand and complete LATAM franchise

3 Digital for clients

- Investment in digital to enhance efficiency and better serve our clients
- eTrading as a service
- Business intelligence and analytics to sales and clients deliver the "power of the franchise"
- Leveraging cloud computing and FinTech innovation

1. Source: BCG analysis. Fixed Income,Currencies, and Commodities (FICC) and Equities industry revenue

Market share gains enabled by leadership position in Asia and Middle East

Client base[1]

2016, Revenue %


Hedge Funds
Sovereign & Public Sector
Insurance
Asset Managers & Pension Funds
Banks & Broker dealers

Core product for Financial Institutions

Geography[1]

2016, Revenue %


MENA
Americas
Asia
Europe

Accessing c.90 markets worldwide

Product Suite[2]

2016, Revenue %


Issuer services
Fund services
Custody

Stable and recurring revenue

Revenue type[2]

2016, Revenue %


Net Interest income
Fee based income

Ranked #6 globally by AUC[5]

Track record

US$bn, Revenue[2]


+3% CAGR
1.5
1.6
1.6
2014
2015
2016

US$tn, AUC[3]


+3% CAGR
5.9
6.1
6.3
2014
2015
2016

Key awards 2017

AsianInvestor
- Asset Services Provider of the Year
- Bank of the Year for Cross-Border Custody
- Global Custodian of the Year Mutual Funds

Asia Money
Best for offshore RMB fund services

Global Custodian
Innovation in Proxy Voting

Key deals

- **BlackRock** - RQFII[4] custodian bank, helping US investors buy domestic Chinese securities for the first time
- **Credit Suisse** - Provider of equity markets post-trade processing in Australia

1. HSBC internal client MI
2. GB&M adjusted revenue based on the 2016 HSBC Holdings plc Annual Report and Accounts. Revenue type: Fee-based income includes Funds and Custody, Issuer Services, Foreign Exchange and Securities lending
3. AUC figures above on a constant currency basis. On a reported basis, AUC for 2016 is US$6.3tn; 2015 is US$6.2tn and US$6.4tn for 2014
4. RQFII: RMB Qualified Foreign Institutional Investor
5. Source: EY and HSBC internal analysis

Invest to capture market growth, automate our platforms and deliver enhanced client experience

Industry revenue forecast[1]

US$bn


+3% CAGR
2016
2020F

Trends

- **Interest rate** rises
- **Compression** of industry **margins**
- Increasing client demand for **digital** services
- **Asset growth** in asset managers and owners sectors with a drive to diversify asset classes
- Increased **regulatory focus** on investor protection and asset safekeeping rules

Initiatives

1 Invest in Digital & Data

- Increased investment in digital & data programmes
- Improve client experience through APIs[2] and enhanced data channels providing greater insights to client's portfolios
- Leverage robotics and 'Artificial Intelligence' to drive automation

2 Grow the asset managers and asset owner sectors

- Deliver next generation integrated custody and funds platforms
- Broaden asset classes (e.g. ETFs, alternatives)
- Sales & Commercial excellence by fully leveraging GB&M relationships

3 Strengthen our network

- Evaluate options to expand our footprint e.g., Europe
- Invest in high growth markets e.g. China, Indonesia
- Capture more cross-border flows in/outbound to Asia and EMEA

4 Grow the value of our business by leveraging our franchise

- New middle office outsourcing services to banks and broker dealers
- Improve Issuer Servicing capabilities & connectivity to better support our Financing & Origination business
- Enhance collaboration with HSBC Asset Management, Private Banking and Insurance to leverage our universal banking model

1. Source: BCG analysis. Custodian Revenue based on the top 10 global custodians
2. API: Application Programming Interfaces

Digital – Outlook

Invest in digital and innovation for efficiency and growth

Client and Market Connectivity

HSBC*net*


Welcome to HSBCnet
ALL ACCOUNTS

Transform transaction banking browser and mobile:

- New User Interface & virtual assistant
- New authentication & TouchID on Mobile

HSBC Evolve


USDCNH
AUTO
Outright
USD 10.00
3M
02 Jun 17
HSBC BUY
6.90 16 4
VA: $0
HSBC SELL
6.90 42 8
VA: $0
Asia's Bond Markets – The View
February 2017 – How the "China bid" drives Asia's USD bond market
Feb 7, 2017

Investing in our execution platform:

- Integrated customisable execution platform, from pre-trade, trade through to post-trade

HSBC Connect

Transform transaction banking host to host connectivity:

- New user interface
- More file formats

Strategic Investments and Partnerships

- ✓ 10+ Investments in technology start ups to date
- ✓ Across four key themes

Security	Data and Artificial Intelligence
Open Banking and Networks	Operational Efficiency

vizolution

quantexa

R

TRADESHIFT

SYMPHONY

kyriba

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	**Outlook**	**11:00AM – 11:20AM**
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

Outlook

Further scope to improve RoRWA to greater than 2.5%

GB&M RoRWA

%



1.8%
>2.5%
Revenue
Mid single digit revenue growth driven by key trends and business initiatives
Operating Costs
Continue disciplined approach to costs to achieve positive jaws
RWAs
Continued discipline capital allocation to achieve a further US$ 20bn+ reduction1
RoRWA 2016
RoRWA Outlook2

1. Gross RWA reduction
2. Certain internal costs with the Group are now allocated to Global Businesses, notably the cost of MREL debt and Corporate Centre costs. The RoRWA including these allocations would be 2.2%

Outlook

Revenue – Mid single digit growth driven by macro and competitive advantages

GB&M revenue[1]

US$bn



As per Investor update 2015[2]
c.6% CAGR
2011
2012
2013
2014
c.5% CAGR
Mid single digit CAGR
13.6
14.6
14.9
2014
2015
2016
Outlook

Drivers

1 Macro factors

- Economic growth
- Interest rate rises
- Banking Industry wholesale revenue growth

2 Monetise competitive advantages

- Deepen and broaden client relationships - more products in more countries
- Continue market share gains

3 Investing for future growth

Financing

- Grow financing business e.g. Sponsors and Credit

Emerging Markets

- Asia – Infrastructure (Belt & Road), China Securities JV, Pearl River Delta expansion
- Middle East – support Gulf countries to diversify their economies beyond oil and gas

Digital

- Invest in digital in Global Liquidity & Cash Management, Global Markets and Securities Services to improve client experience

1. On an adjusted basis. Graphs not comparable due to account restructures and FX difference
2. On an adjusted basis, as shown in the Investor Update 2015 Slide 12. Relates to 2015 definition of client-facing GB&M. Figures for 2011-2013 have not been adjusted for disposal of Brazil and realignment of customers between Global Businesses

Costs - Continue disciplined approach to costs to achieve positive jaws

Cost walk[1]

US$bn



<2% CAGR
Positive jaws
8.5[3]
8.9
Run rate cost saves c.US$0.5bn
On track to deliver US$1.1bn in run rate savings by end 2017[2]
2014 Adjusted for FX
Inflation and Investments (Regulatory and Growth)
Cost Saves
2016
Inflation and Investments
Cost Saves
Outlook
CER
63%
59%
Direct costs
Indirect costs
Effect of FX on significant items

1. On an adjusted basis as reported in the 2016 HSBC Holdings plc Annual Report and Accounts
2. 2015 Investor Update US$1.1bn target included BSM and Legacy which is now part of Corporate Centre
3. From 1Q17 onwards, the foreign currency translation differences related to significant items were presented as a separate component of significant items. This figure is based on the updated presentation. The effect of FX on significant items is US$0.3bn

Outlook

Capital – Continue disciplined capital allocation to achieve a further US$ 20bn RWA reduction

GB&M Risk Weighted Assets

US$bn



350
46
96
300
171
59
39
32
Credit risk
Counterparty credit risk
Market risk
Operational risk
Target for 2017: gross reduction of US$100bn4
Further US$20bn+ reduction3
Managing client profitability
Further improved data quality and models
2014¹
Growth and other movements
Gross Reduction
2016
Growth and other movements
Gross Reduction
Outlook
External Assets², US$bn
729
663

1. On an adjusted basis
2. GB&M External assets after derivative netting. For further details see appendix
3. Gross RWA reduction
4. June 2015 Investor update gross reduction of US$140bn updated to US$100bn as legacy credit has moved to Corporate Centre, re-segmentation and adjusted at 1Q17 FX rate

Global Banking & Markets is well positioned to continue to grow whilst improving returns

- **Market trends**
  - Positive growth for the medium term
  - Improving returns
- **Proven track record in execution**
  - **Revenue growth:** distinctive competitive advantages and market share gains
  - **Improved returns:** track record in reducing RWAs whilst maintaining revenue momentum
  - **Historical stable** and recurring revenue
- **Defined plans to capture growth whilst keeping tight cost management and further RWA reduction**

Re-affirming Investor commitments

Revenue	Mid single digit growth
Operating Costs	Positive Jaws
Capital	Further US$20bn+ RWA reduction[1]
Returns	**RoRWA > 2.5%[2]**

1. Gross RWA reduction
2. Certain internal costs with the Group are now allocated to Global Businesses, notably the cost of MREL debt and Corporate Centre costs. The RoRWA including these allocations would be 2.2%

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		**11:45PM – 1:00PM**
Appendix		

Agenda for the day

Introduction		9:35AM – 9:40AM
1	Industry and Global Banking & Markets overview	9:40AM – 10:00AM
2	GB&M clients and businesses	10:00AM – 10:20AM
	Break	10:20AM – 10:40AM
	GB&M clients and businesses	10:40AM – 11:00AM
3	Outlook	11:00AM – 11:20AM
Q&A		11:20AM – 11:45PM
Lunch		11:45PM – 1:00PM
Appendix		

RoRWA 2014 to 1Q 2017

Global Banking & Markets RoRWA

%


1.5%
0.7%
-0.2%
0.3%
2.3%
RoRWA 2014
Revenue + LICs
Costs
RWAs
RoRWA 1Q 2017[1]

1. As disclosed in the 1Q17 HSBC Earnings release. 1Q17 has been annualised and on a 2pt Average. Revenues include LICs

Costs 2014 to 2016

Update on progress[1]

GB&M Adjusted Operating Expenses[1]

US$bn


FX related to significant items
Adjusted Operating Expenses[2]
8.5
0.3
8.2
9.0
8.9
2014[3]
2015
2016

GB&M cost reductions

US$bn, run-rate basis


1.1
Year End 2016
Plan for 2017
Target 2017

Note: Numbers may not add up due to rounding

1. Presented on an adjusted basis to exclude the effects of currency translation and significant items
2. As reported in the 2016 HSBC Holdings Annual Report and Accounts
3. From 1Q17 onwards, the foreign currency translation differences related to significant items were presented as a separate component of significant items. The adjusted operating expenses figures have been updated to reflect this change

RWAs 2014 to 2016

Update on progress[1]

RWAs[1]

US$bn


350
96
46
300
4Q14
Reduction
Growth & other movements
4Q16

Cumulative Gross RWA reductions[2]

US$bn

Total Gross RWA reductions US$96bn of which:
- Global Banking c.US$45bn
- Global Markets c.US$50bn


4
19
32
57
63
73
82
96
100
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
Target 4Q17

1. RWAs on an adjusted basis, stated at 4Q16 FX rate
2. As reported

Balance sheet assets of US$663bn, smaller than most major peers

GB&M assets

US$bn


Derivatives not set off
Loans and advances
Trading assets
Other
729
925
(262)
663
2014 GB&M assets1
2016 GB&M External Assets
Derivatives netting2
2016 GB&M assets

Peer estimated CIB assets[3]

US$bn


US Bank A
US Bank B
US Bank C
European Bank A
European Bank B

1. 2014 GB&M assets as disclosed at June 2015 Investor day for GB&M Client Facing assets (includes Brazil and FX)
2. Includes transactions where the counterparty has an offsetting exposure with HSBC and a master netting or similar arrangement is in place with a right of set off only in the event of a default, insolvency or bankruptcy, or the offset criteria are otherwise not satisfied and non-cash collateral received in respect of these transactions. The majority of the HSBC Group total relates to GB&M
3. Peer estimated CIB assets calculated as segmental period end assets offset by derivative netting, methodology as follows i) financial data sourced from peer published financial disclosures, ii) assumptions made as to the equivalent peer segments, iii) assumptions made as to the allocation of the peer derivative balances and respective netting to the GB&M equivalent segment and iv) European peers converted at the Dec 2016 spot FX rates

Appendix

Presenters



Samir Assaf
Chief Executive Officer
Global Banking & Markets



Gerard Mattia
Chief Finance Officer
Global Banking & Markets



Robin Phillips
Co-Head of
Global Banking



Matthew Westerman
Co-Head of
Global Banking



Thibaut De Roux
Global Head of
Markets



Diane Reyes
Global Head of Global
Liquidity & Cash Management



Cian Burke
Global Head of
HSBC Securities Services



Richard O'Connor
Group Head of
Investor Relations

Appendix

Basis of Preparation

- Assumed no changes from 2014 in
  - IFRS accounting rules
  - Regulatory capital / RWA rules
  - Common law
- Figures are presented on an adjusted basis and exclude the effects of significant items, currency translation and acquisitions and disposals
- Assumed that where targeted reduction on RWAs require regulatory approvals (e.g. model changes), these will be received
- Forward interest rate curves as at 31 March 2017

Appendix

Definitions (1/4)

Adjusted performance	Adjusted performance excludes the year-on-year effects of foreign currency translation differences and significant items which distort the year-on-year comparison of reported results. The term significant items collectively describes the group of individual adjustments excluded from reported results when arriving at adjusted performance and which management and investors would ordinarily identify and consider separately when assessing performance in order to better understand the trends of the business.
ASEAN	Association of Southeast Asian Nations; member states include Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand and Vietnam
AuC	Assets under Custody
AuM	Assets under Management
BCG	Boston Consulting Group
BSM	Balance sheet management
CAGR	Compounded Annual Growth Rate
CCR	Counterparty Credit Risk - Counterparty credit risk, in both the trading and non-trading books, is the risk that the counterparty to a transaction may default before completing the satisfactory settlement of the transaction
CER ratio	Cost Efficiency Ratio - Total operating expenses divided by total revenue
CET1	Common Equity Tier 1: CET1 Capital - The highest quality form of regulatory capital under Basel III that comprises common shares issued and related share premium, retained earnings and other reserves excluding the cash flow hedging reserve, less specified regulatory adjustments. CET1 Ratio – A Basel III measure, of CET 1 capital expressed as percentage of total risk exposure amount
China	Mainland China
Client facing GB&M	As defined in 2015 Investor update as the GB&M structure in 2015 excluding Associates, Legacy Credit & Balance Sheet Management
Client revenue	Differs from reported revenue. Client revenue relates to client income which includes total income from GBM clients relationships before synergies with other global businesses and excludes internal costs of funds.
CMB	Commercial Banking
CRDIV	Capital Requirements Directive IV - A capital adequacy legislative package issued by the European Commission and adopted by EU member states. CRD IV package comprises a recast Capital Requirements Directive and a new Capital Requirements Regulation. The package implements the Basel III capital proposals together with transitional arrangements for some of its requirements. CRD IV came into force on 1 January 2014

Appendix

Definitions (2/4)

CTB	Change the Bank - defined as costs that drive change (excluding transformation), e.g. regulatory changes. Once a programme is implemented, ongoing running costs are no longer classed as CtB
CVA	Credit Valuation Adjustment - An adjustment to the valuation of OTC derivative contracts to reflect the creditworthiness of OTC derivative counterparties
DCM	Debt Capital Markets
Derivative netting	Either where the counterparty has an off-setting exposure with HSBC but offsetting exposure with HSBC but offsetting criteria are not satisfied or where collateral (cash or non-cash) has been received in respect of these transactions
DVA	Debit Valuation Adjustment
EMEA	Europe Middle East and Africa as per Dealogic definition
Europe	Europe geographic segment
Exit run-rate cost	Run-rate as of 31st December including impact of inflation, investment and full effect of savings
Footprint	HSBC Presence (countries)
FTE	Full-Time Equivalent staff
FX	Foreign Exchange
FX related	Settlement and provisions in connection with FX investigations
GB	Global Banking
GB&M	Global Banking and Markets
GCC	Gulf Cooperation Council
GDP	Gross Domestic Product
GLCM	Global Liquidity and Cash Management
Global Businesses	Retail Banking and Wealth Management, Commercial Banking, Global Banking and Markets, Global Private banking
Global Functions	Risk and Compliance, Finance, Human Resources, Communications, Marketing, Legal, Internal Audit, Sustainability, Company Secretary, Strategy & Planning, HSBC Technology & Services (HTS)

Appendix

Definitions (3/4)

Global Standards	The adoption and deployment the highest or most effective financial crime controls everywhere that we operate. Global Standards include policies set out these controls for anti-money laundering ('AML') and sanctions. They are our Global Standards. We are transforming how we detect, deter and protect against financial crime through the deployment of Global Standards, which govern how we do business and with whom
GRB	Global Relationship Banker
G-SIB	Global Systemically Important Bank
GTRF	Global Trade and Receivables Finance
HSS	HSBC Securities Services
Inbound revenue	Client revenue booked in Country A where the primary relationship is managed outside of Country A
Investment banks	Investment banks comprise Goldman Sachs, Morgan Stanley, Credit Suisse and UBS.
JAWs	Percentage growth in net operating income before loan impairment charges and other credit risk provisions less percentage growth in total operating expenses
JV	Joint Venture
LATAM	Latin America
Legacy	A portfolio of assets comprising Solitaire Funding Limited, securities investment conduits, asset-backed securities trading and correlation portfolios and derivative transactions entered into with monoline insurers. Previously referred to as "Legacy Credit"
LICs	Loan Impairment Charges and other credit risk provisions
MENA	Middle East and North Africa
Mid Market	Mid Market Enterprise
NAFTA	North American Free Trade Agreement
Outbound revenue	Client revenue relating to clients where the primary relationship is managed in Country A, but the revenue is booked outside of Country A

Appendix

Definitions (4/4)

Pearl River Delta	Pearl River Delta is located in Guangdong Province, Mainland China. It includes 9 prefectures: Guangzhou, Shenzhen, Foshan, Dongguan, Zhongshan, Huizhou, Zhuhai, Jiangmen and Zhaoqing
PRA	Prudential Regulation Authority
RBWM	Retail Banking and Wealth Management
Reported	Reported view of performance is determined on an IFRS basis as reported in HSBC's annual report and accounts and other financial and regulatory reports
ROE	Return on average ordinary shareholders equity, defined as profit attributable to ordinary shareholders of the parent company divided by average ordinary shareholders equity
RoRWA	The metric, return on risk weighted assets ('RoRWA'), is defined as profit before tax divided by average risk weighted assets ('RWAs'). RWAs have been calculated using FSA rules for the 2010, 2011 and 2012 metrics. In all cases, RWAs or financial metrics based on RWAs for geographical segments or Global Businesses include associates, are on a third party basis and exclude intra-HSBC exposures.
RQFIIs	Renminbi Qualified Foreign Institutional Investor Scheme
RTB	Run the Bank is defined as costs that are required to keep operations running, maintain IT infrastructure and support revenue growth
RWA	Risk Weighted Assets
Strategic corridors	The largest and fasting growing corridors connected to HSBC's priority markets
Synergies	Benefits from shared resources and product capabilities
TLAC	Total Loss-Absorbing Capacity see MREL
TMT	Telecommunications Media and Technology
Transaction banking products	GTRF, GLCM, and HSS Products
Universal banking	Retail, wholesale and investment banking services in one banking group
Universal banks	Comprises JP Morgan, Citi (excluding Private Bank), Bank Of America, Deutsche Bank, Barclays and BNPP